Annual Report July 31, 1997

                                   OPPENHEIMER

                                  Money Market
                                   Fund, Inc.


                            [LOGO] Oppenheimer Funds(TM)
                             THE RIGHT WAY TO INVEST

Contents

3     President's Letter

4     An Interview with the Fund's Managers

7     Statement of Investments

12    Statement of Assets & Liabilities

13    Statement of Operations

14    Statements of Changes in Net Assets

15    Financial Highlights

16    Notes to Financial Statements

19    Independent Auditors' Report

20    Federal Income Tax Information

21    Officers & Directors

24    Information & Services

Report highlights

o Oppenheimer Money Market Fund, Inc. is for investors seeking maximum current income consistent with stability of principal.

o "Now, rather than chasing the market, the Fund has settled into a more comfortable pace." -- Carol Wolf, Portfolio Manager

         7-day Annualized Yield(2)

         For the Period Ended 7/31/97

         With              Without
         Compounding(1)    Compounding
         4.99%             4.87%

         12-month Annualized Yield(2)

         For the Period Ended 7/31/97

         With              Without
         Compounding(1)    Compounding
         4.84%             4.73%

Past performance does not guarantee future results. Yields will fluctuate.
1. Compounded yields assume reinvestment of dividends.
2. As of 6/30/97, the Fund's 7-day annualized yields were 5.07% with compounding and 4.95% without compounding. Compounded annualized yields for the 12 months ended 6/30/97 was 4.82%. The corresponding yield without compounding was 4.71%.


                      2 Oppenheimer Money Market Fund, Inc.

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer
Money Market Fund, Inc.

Dear shareholder,

I'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, I'd like to share a few global observations.

      As we consider the world's financial markets over the past twelve months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill
August 21, 1997

                      3 Oppenheimer Money Market Fund, Inc.

"By 'laddering'
our maturities
across the
board..."

An interview with your Fund's managers

How has the Fund performed over the past year?

Oppenheimer Money Market Fund, Inc. has performed very well during the period. The Fund has maintained a stable share price of $1.00 per share, while providing a steady stream of monthly income.

      1997 has been a good year for the Fund. That's because, by "laddering" our maturities across the board, we had money working at all different levels during the Federal Open Market Committee (FOMC) meetings. We also picked up yield through longer-term investments that benefited from the stabilization in interest rates.

      By extending maturities to approach the average maturity of other money funds with the same objectives as ours, we've positioned the Fund more conservatively. In March 1997, our average maturity was 40 days. But, as of July 31, 1997, our average maturity rose to the mid-50s. This new posture remains in line with the Fund's strategy to achieve the highest possible yields, without sacrificing safety or liquidity.

What factors have had a positive effect on the portfolio?

When the Fed raised interest rates on March 25,1997, the Fund was using a "barbell" strategy that involved keeping money "up front" by primarily investing in short, average- maturity instruments, while allocating some money to longer maturities in pursuit of higher yields. Since we had a lot of cash to reinvest from the short maturities, we took advantage of the rate hike by purchasing six-month maturities that evenly structured our maturities across the board.


                      4 Oppenheimer Money Market Fund, Inc.

"...the Fund
had money
working at all
different levels."

Did anything negatively impact performance?

High valuations and uncertainty in the stock market during the first half of 1997 made some investors jittery. This resulted in a surplus of money flowing out of the stock market and into cash funds--all of which was vying for the same pool of short commercial paper. The increased demand drove bond prices up, which in turn lowered potential yields.

What areas of the market are you currently targeting?

The portfolio invests primarily in commercial paper, which are short-term notes issued by a corporation, bank or trust. Our strategy is to invest in the securities that represent minimal credit risk. Through our independent credit analysis--identifying and investing in securities that are improving credits--we are able to add value, which translates into additional yield.

What is your outlook for the Fund?

Barring further Fed actions, the Fund has settled into a more comfortable pace for the second half of 1997. Rather than chasing the market, we've settled into a better rhythm of taking advantage of market developments within the Fund's strategy. However, if we see signs in the market and economy that are likely to prompt the Fed to hike interest rates, we would shorten the portfolio's maturity--which would enable us to reinvest quickly at higher yields.


5 Oppenheimer Money Market Fund, Inc.

Financials


                      6 Oppenheimer Money Market Fund, Inc.

Statement of Investments July 31, 1997

                                                           Face       Value
                                                           Amount     See Note 1
================================================================================
Bankers' Acceptances-1.5%
--------------------------------------------------------------------------------
BankBoston, N.A.:
5.60%, 10/24/97                                         $ 5,000,000  $ 4,934,667
5.60%, 12/12/97                                           5,000,000    4,896,555
5.67%, 12/8/97                                            5,710,000    5,593,987
                                                                      ----------
Total Bankers' Acceptances                                            15,425,209

================================================================================
Certificates of Deposit-1.9%
--------------------------------------------------------------------------------
Societe Generale:
5.65%, 11/14/97                                           4,000,000    3,934,083
5.68%, 8/21/97                                            5,000,000    4,999,985
5.72%, 10/21/97                                          10,000,000    9,992,626
                                                                      ----------
Total Certificates of Deposit                                         18,926,694

================================================================================
Direct Bank Obligations-3.9%
--------------------------------------------------------------------------------
Abbey National North America Corp., 5.54%, 1/23/98       10,000,000    9,730,695
--------------------------------------------------------------------------------
BankBoston, N.A., 5.69%, 9/8/97                           5,000,000    5,000,000
--------------------------------------------------------------------------------
Bankers Trust Co., New York:
5.60%, 11/20/97(1)                                        5,000,000    4,998,897
5.71%, 4/15/98(1)                                        10,000,000   10,000,000
--------------------------------------------------------------------------------
CoreStates Bank, N.V., 5.596%, 12/18/97(1)                5,000,000    4,998,919
--------------------------------------------------------------------------------
FCC National Bank, 5.62%, 2/20/98(1)                      5,000,000    4,998,639
                                                                      ----------
Total Direct Bank Obligations                                         39,727,150

================================================================================
Letters of Credit-7.2%
--------------------------------------------------------------------------------
ABN Amro Bank, N.V., guaranteeing commercial
paper of Formosa Plastics Corp. USA-Series A:
5.60%, 9/22/97                                           10,000,000    9,919,111
5.63%, 8/28/97                                           10,000,000    9,957,775
--------------------------------------------------------------------------------
Barclays Bank PLC, guaranteeing commercial paper
of Banco Bradesco SA Grand Cayman Branch:
Series A, 5.54%, 12/1/97                                  4,000,000    3,924,902
Series B, 5.62%, 12/3/97                                 10,000,000    9,806,422
--------------------------------------------------------------------------------
Bayerische Vereinsbank AG, guaranteeing
commercial paper of:
Banco Rio de la Plata S.A.-Series A, 5.31%, 8/25/97       5,000,000    4,982,300
Galicia Funding Corp.-Series B, 5.62%, 9/5/97(2)          5,000,000    4,972,681
--------------------------------------------------------------------------------
Credit Suisse, guaranteeing commercial paper
of: Guangdon Enterprises Ltd., 5.67%, 8/19/97             5,000,000    4,985,825
--------------------------------------------------------------------------------
Societe Generale, guaranteeing commercial paper of:
Banco Nacionale de Comericio Exterior SNC-Series A,
5.61%, 11/25/97                                          15,000,000   14,728,850
Nacional Financiera SNC-Series A, 5.75%, 8/18/97         10,000,000    9,972,847
                                                                      ----------
Total Letters of Credit                                               73,250,713


                      7 Oppenheimer Money Market Fund, Inc.

                                                       Face         Value
                                                       Amount       See Note 1
================================================================================
Short-Term Notes-81.5%
--------------------------------------------------------------------------------
Automotive-2.9%
BMW US Capital Corp.:
5.55%, 10/6/97                                         $20,000,000  $ 19,796,500
5.60%, 8/20/97                                          10,000,000     9,970,444
                                                                     -----------
                                                                      29,766,944
--------------------------------------------------------------------------------
Banks-0.5%
Bankers Trust Co., New York, 5.54%, 12/11/97             5,000,000     4,898,433
--------------------------------------------------------------------------------
Broker/Dealers-19.1%
Bear Stearns Cos., Inc.:
5.54%, 12/19/97                                          5,000,000     4,892,278
5.60%, 8/20/97                                           5,000,000     4,985,222
5.62%, 9/11/97                                           5,000,000     4,967,997
5.668%, 7/10/98(1)                                       5,000,000     5,000,000
5.75%, 4/1/98(1)                                        10,000,000    10,000,000
5.872%, 3/23/98(1)                                      15,000,000    15,019,897
--------------------------------------------------------------------------------
CS First Boston, Inc.:
5.54%, 1/22/98(2)                                        5,000,000     4,866,117
5.60%, 10/1/97                                          10,000,000     9,905,111
--------------------------------------------------------------------------------
Goldman Sachs Group, L.P., 5.62%, 10/6/97                5,000,000     4,948,483
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
5.56%, 11/14/97                                          5,000,000     4,918,917
8.26%, 8/29/97                                          12,500,000    12,565,750
5.62%, 11/21/97                                          5,000,000     4,912,578
5.63%, 8/22/97                                           5,000,000     4,983,579
5.64%, 9/10/97                                           5,000,000     4,968,667
5.771%, 6/18/98(1)                                       5,000,000     5,013,912
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.54%, 12/12/97                                          7,500,000     7,346,219
5.55%, 12/17/97                                         10,000,000     9,787,250
5.64%, 1/8/98(1)                                        10,000,000     9,999,145
5.68%, 3/18/98(1)                                        5,000,000     4,999,387
5.68%, 7/20/98(1)                                        5,000,000     5,000,000
5.70%, 9/19/97(1)                                        5,000,000     5,000,000
--------------------------------------------------------------------------------
Morgan Stanley Group, Inc., 5.91%, 9/16/98(1)            7,000,000     7,000,000
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.,
5.812%, 3/24/98                                         30,600,000    30,600,000
--------------------------------------------------------------------------------
Republic New York Securities Corp., 6.06%, 4/24/98(1)   12,000,000    12,000,000
                                                                     -----------
                                                                     193,680,509
--------------------------------------------------------------------------------
Commercial Finance-11.8%
CIT Group Holdings, Inc., 5.75%, 3/11/98(1)             10,000,000    10,000,000
--------------------------------------------------------------------------------
Countrywide Home Loans:
5.60%, 8/13/97                                          10,000,000     9,981,333
5.62%, 8/14/97                                           5,000,000     4,989,853


                      8 Oppenheimer Money Market Fund, Inc.

                                                   Face          Value
                                                   Amount        See Note 1
--------------------------------------------------------------------------------
Commercial Finance (continued)
FINOVA Capital Corp.:
5.57%, 11/10/97                                    $ 10,000,000  $  9,843,731
5.60%, 1/5/98                                         8,000,000     7,804,622
5.55%, 10/16/97                                       5,265,000     5,203,312
5.61%, 11/21/97                                       5,000,000     4,912,733
5.63%, 9/25/97                                       20,000,000    19,828,736
--------------------------------------------------------------------------------
Heller Financial, Inc.:
5.71%, 10/10/97(1)                                    5,000,000     4,999,808
5.72%, 8/27/97                                        5,000,000     4,979,344
5.73%, 9/9/97                                         5,000,000     4,968,963
5.75%, 12/15/97                                      15,000,000    14,674,167
5.75%, 9/4/97                                        10,000,000     9,945,694
5.75%, 9/8/97                                         3,000,000     2,981,792
5.65%, 12/22/97                                       5,000,000     4,907,546
                                                                  -----------
                                                                  120,021,634
--------------------------------------------------------------------------------
Consumer Finance-3.4%
Island Finance Puerto Rico, Inc.:
5.53%, 10/27/97                                       5,000,000     4,933,179
5.54%, 10/29/97                                       5,000,000     4,931,519
5.55%, 11/5/97                                       20,000,000    19,704,000
--------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 5.60%, 8/25/97        5,000,000     4,981,333
                                                                  -----------
                                                                   34,550,031
--------------------------------------------------------------------------------
Diversified Financial-11.4%
Associates Corp. of North America, 5.875%, 8/1/97    40,000,000    40,000,000
--------------------------------------------------------------------------------
General Electric Capital Corp., 5.85%, 8/1/97        41,330,000    41,330,000
--------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.56%, 1/26/98                                       10,000,000     9,725,089
5.73%, 11/18/97                                       5,000,000     4,913,254
5.75%, 4/21/98(1)                                    15,000,000    14,994,461
--------------------------------------------------------------------------------
Prudential Funding Corp., 5.685%, 5/5/98(1)           5,000,000     4,999,084
                                                                  -----------
                                                                  115,961,888
--------------------------------------------------------------------------------
Electronics-2.2%
Avnet, Inc., 5.60%, 10/10/97                          5,000,000     4,945,556
--------------------------------------------------------------------------------
Mitsubishi Electric Finance America, Inc.,
5.65%, 8/27/97(2)                                    18,000,000    17,926,550
                                                                  -----------
                                                                   22,872,106
--------------------------------------------------------------------------------
Healthcare/Supplies & Services-0.5%
American Home Products Corp., 5.62%, 9/8/97(2)        5,000,000     4,970,339
--------------------------------------------------------------------------------
Industrial Services-2.5%
Atlas Copco AB, 5.625%, 8/25/97(2)                    5,000,000     4,981,250
--------------------------------------------------------------------------------
PHH Corp., 5.618%, 1/27/98(1)                        20,000,000    19,996,943
                                                                  -----------
                                                                   24,978,193


                      9 Oppenheimer Money Market Fund, Inc.

                                                   Face          Value
                                                   Amount        See Note 1
--------------------------------------------------------------------------------
Insurance-6.1%
General American Life Insurance Co.,
5.89%, 8/1/97(1)(3)                             $20,000,000  $20,000,000
--------------------------------------------------------------------------------
Jackson National Life Insurance Co.:
5.71%, 3/1/98(1)(3)                              30,000,000   30,000,000
5.71%, 8/1/98(1)(3)                               5,000,000    5,000,000
--------------------------------------------------------------------------------
TransAmerica Life Insurance & Annuity Co.,
5.736%, 3/22/98(1)(3)                             7,000,000    7,000,000
                                                              ----------
                                                              62,000,000
--------------------------------------------------------------------------------
Leasing & Factoring-1.0%
American Honda Finance Corp., 5.75%, 7/8/98(1)   10,000,000   10,000,000
--------------------------------------------------------------------------------
Nondurable Household Goods-1.0%
Avon Capital Corp., 5.64%, 8/26/97(2)            10,260,000   10,219,815
--------------------------------------------------------------------------------
Savings & Loans-2.0%
Great Western Bank FSB, 5.63%, 9/10/97           20,000,000   19,874,889
--------------------------------------------------------------------------------
Special Purpose Financial-16.6%
Asset Backed Capital Finance, Inc.:
5.60%, 11/17/97(2)                                5,000,000    4,916,000
5.60%, 12/26/97(1)(3)                             6,000,000    5,997,946
5.92%, 3/16/98(1)(3)                              5,000,000    4,998,606
--------------------------------------------------------------------------------
Beta Finance, Inc.:
5.71%, 11/26/97(2)                                8,000,000    7,851,540
5.65%, 9/15/97(2)                                16,000,000   15,887,000
--------------------------------------------------------------------------------
Corporate Asset Funding Corp., Inc.,
5.53%, 10/10/97(2)                                7,000,000    6,924,731
--------------------------------------------------------------------------------
CXC, Inc.:
5.54%, 11/17/97(2)                                5,000,000    4,916,900
5.62%, 9/3/97(2)                                  5,000,000    4,974,242
--------------------------------------------------------------------------------
Enterprise Funding Corp.:
5.56%, 12/19/97(2)                                3,924,000    3,839,154
5.58%, 12/29/97(2)                                5,121,000    5,001,937
5.62%, 8/25/97(2)                                 4,996,000    4,977,282
5.65%, 12/10/97(2)                                4,584,000    4,489,754
5.54%, 12/15/97(2)                                4,000,000    3,916,284
5.66%, 12/8/97(2)                                 3,846,000    3,767,997
5.67%, 8/18/97(2)                                 7,000,000    6,981,258
--------------------------------------------------------------------------------
New Center Asset Trust, 5.55%, 12/29/97          10,000,000    9,768,750
--------------------------------------------------------------------------------
Preferred Receivables Funding Corp.:
5.55%, 12/30/97                                   5,975,000    5,835,907
5.60%, 11/18/97                                   5,900,000    5,799,962
5.62%, 9/11/97                                    5,200,000    5,166,717
5.65%, 12/15/97                                  10,500,000   10,277,819
--------------------------------------------------------------------------------
RACERS Series 1996-MM-12-3, 5.668%,
12/15/97(1)(3)                                    5,000,000    5,000,000
--------------------------------------------------------------------------------
Sigma Finance, Inc.:
5.58%, 12/24/97(2)                                3,317,000    3,242,450
5.61%, 8/27/97(2)                                 3,570,000    3,555,510
5.63%, 9/5/97(2)                                 15,000,000   14,917,896


                     10 Oppenheimer Money Market Fund, Inc.

                                              Face           Value
                                              Amount         See Note 1
--------------------------------------------------------------------------------
Special Purpose Financial-(continued)
SMM Trust 1996-B, 5.738%, 8/4/97(1)(3)        $ 10,000,000   $   10,000,000
--------------------------------------------------------------------------------
TIERS Series DCMT 1996-A, 5.698%,
10/15/97(1)(3)                                   5,000,000        5,000,000
                                                             --------------
                                                                168,005,642
--------------------------------------------------------------------------------
Specialty Retailing-0.5%
St. Michael Finance Ltd., guaranteed by
Marks & Spencer PLC, 5.61%, 9/11/97              5,000,000        4,968,054
                                                             --------------
Total Short-Term Notes                                          826,768,477
--------------------------------------------------------------------------------
U.S. Government Obligations-2.5%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.93%, 8/1/97(1)        15,000,000       15,000,000
--------------------------------------------------------------------------------
Student Loan Marketing Assn., 5.82%, 1/23/98    10,000,000        9,999,281
                                                             --------------
Total U.S. Government Obligations                                24,999,281
--------------------------------------------------------------------------------
Foreign Government Obligations-1.1%
--------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale,
5.58%, 12/22/97                                 11,500,000       11,245,103
--------------------------------------------------------------------------------
Total Investments, at Value                           99.6%   1,010,342,627
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                        0.4        3,597,530
                                              ------------   --------------
Net Assets                                           100.0%  $1,013,940,157
                                              ============   ==============

Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

(1) Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on July 31, 1997. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.
(2) Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $148,096,687, or 14.61% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
(3) Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $92,996,552 or 9.17% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.
See accompanying Notes to Financial Statements.


                     11 Oppenheimer Money Market Fund, Inc.

Statement of Assets and Liabilities July 31, 1997

================================================================================
Assets
Investments, at value-see accompanying statement                $1,010,342,627
--------------------------------------------------------------------------------
Cash                                                                 1,427,959
--------------------------------------------------------------------------------
Receivables:
Shares of capital stock sold                                         7,179,054
Interest                                                             3,447,613
--------------------------------------------------------------------------------
Other                                                                   24,118
                                                                 -------------
Total assets                                                     1,022,421,371
================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                     6,464,907
Dividends                                                            1,424,437
Shareholder reports                                                    225,900
Transfer and shareholder servicing agent fees                          168,352
Directors' fees-Note 1                                                 158,041
Other                                                                   39,577
                                                                  ------------
Total liabilities                                                    8,481,214
================================================================================
Net Assets                                                      $1,013,940,157
                                                                 =============
================================================================================
Composition of Net Assets
Par value of shares of capital stock                            $  101,408,958
--------------------------------------------------------------------------------
Additional paid-in capital                                         912,530,844
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                   355
                                                                 -------------
Net assets-applicable to 1,014,089,579 shares of
 capital stock outstanding                                      $1,013,940,157
                                                                 =============
================================================================================
Net Asset Value, Redemption Price and Offering Price Per Share  $         1.00

See accompanying Notes to Financial Statements.


                     12 Oppenheimer Money Market Fund, Inc.

Statement of Operations For the Year Ended July 31, 1997


================================================================================
Investment Income
Interest                                                           $56,673,423
================================================================================
Expenses
Management fees-Note 3                                               4,413,500
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees-Note 3                 3,390,471
--------------------------------------------------------------------------------
Shareholder reports                                                    703,512
--------------------------------------------------------------------------------
Registration and filing fees                                           131,307
--------------------------------------------------------------------------------
Custodian fees and expenses                                             83,341
--------------------------------------------------------------------------------
Legal and auditing fees                                                 41,356
--------------------------------------------------------------------------------
Insurance expenses                                                       7,457
--------------------------------------------------------------------------------
Other                                                                   76,401
                                                                   -----------
Total expenses                                                       8,847,345
================================================================================
Net Investment Income                                               47,826,078
================================================================================
Net Realized Gain on Investments                                        16,805
================================================================================
Net Increase in Net Assets Resulting from Operations               $47,842,883
                                                                    ==========
See accompanying Notes to Financial Statements.


                     13 Oppenheimer Money Market Fund, Inc.

Statements of Changes in Net Assets

                                                                           Year Ended
                                    Year Ended July 31,                    December 31,
                                    1997                 1996(1)           1995
=========================================================================================
Operations
Net investment income               $    47,826,078      $    24,508,161   $  44,370,781
-----------------------------------------------------------------------------------------
Net realized gain (loss)                     16,805             (156,737)        639,389
-----------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations               47,842,883           24,351,424      45,010,170
=========================================================================================
Dividends and Distributions
 to Shareholders                        (47,826,078)         (24,508,161)    (44,968,631)
=========================================================================================
Capital Stock Transactions
Net increase (decrease) in
 net assets resulting from
 capital stock transactions-Note 2      (87,656,896)         283,809,275    (111,066,422)
=========================================================================================
Net Assets
Total increase (decrease)               (87,640,091)         283,652,538    (111,024,883)
-----------------------------------------------------------------------------------------
Beginning of period                   1,101,580,248          817,927,710     928,952,593
                                    ---------------      ---------------   -------------
End of period                       $ 1,013,940,157      $ 1,101,580,248   $ 817,927,710
                                    ===============      ===============   =============

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
See accompanying Notes to Financial Statements.


                     14 Oppenheimer Money Market Fund, Inc.

Financial Highlights

                                      Year Ended July 31,   Year Ended December 31,
                                      1997      1996(1)     1995    1994    1993    1992
==========================================================================================
Per Share Operating Data:
Net asset value, beginning of period  $ 1.00    $ 1.00      $1.00   $1.00   $1.00   $1.00
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income and
net realized gain                        .05       .03        .05     .04     .03     .03
Dividends and distributions
to shareholders                         (.05)     (.03)      (.05)   (.04)   (.03)   (.03)
------------------------------------------------------------------------------------------
Net asset value, end of period        $ 1.00    $ 1.00      $1.00   $1.00   $1.00   $1.00
                                       =====     =====       ====    ====    ====    ====
==========================================================================================
Total Return, at Net Asset Value(2)     4.83%     2.80%      5.40%   3.76%   2.71%   3.47%
==========================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in millions)                         $1,014    $1,102      $ 818   $ 929   $ 611   $ 692
------------------------------------------------------------------------------------------
Average net assets (in millions)      $1,011    $  901      $ 855   $ 804   $ 653   $ 811
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                   4.73%     4.68%(3)   5.19%   3.79%   2.65%   3.42%
Expenses                                0.87%     0.84%(3)   0.90%   0.82%   0.87%   0.88%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3. Annualized.
See accompanying Notes to Financial Statements.


                     15 Oppenheimer Money Market Fund, Inc.

Notes to Financial Statements

================================================================================
1. Significant Accounting Policies

Oppenheimer Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal by investing in "money market" securities meeting specific credit quality standards. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Directors' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended July 31, 1997, a credit in the provision of $50,344 was made for the Fund's projected benefit obligations, and payments of $14,926 were made to retired directors, resulting in an accumulated liability of $158,000 at July 31, 1997.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


                     16 Oppenheimer Money Market Fund, Inc.

================================================================================
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
================================================================================
2. Capital Stock

The Fund has authorized 5 billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                          Year Ended July 31, 1997           Period Ended July 31, 1996(1)      Year Ended December 31, 1995
                          -------------------------------    -------------------------------    --------------------------------
                          Shares          Amount             Shares          Amount             Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Sold                      2,384,393,754   $ 2,384,393,754    1,437,146,578   $ 1,437,146,578    1,772,666,521   $ 1,772,666,521
Dividends and
distributions
reinvested                   45,124,419        45,124,419       21,997,805        21,997,805       42,507,860        42,507,860
Issued in connection
with the acquisition of
Connecticut Mutual
Liquid Account-
Note 4                               --                --       73,705,405        73,705,405               --                --
Redeemed                 (2,517,178,069)   (2,517,178,069)  (1,249,040,513)   (1,249,040,513)  (1,926,240,803)   (1,926,240,803)
                         --------------    --------------   --------------    --------------   --------------    --------------
Net increase
(decrease)                  (87,656,896)  $   (87,656,896)     283,809,275   $   283,809,275     (111,066,422)  $  (111,066,422)
                         ==============    ==============   ==============    ==============   ==============    ==============

1. The Fund changed its fiscal year end from December 31 to July 31.

================================================================================
3. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% on the first $500 million of average annual net assets with a reduction of 0.025% on each $500 million thereafter, to 0.375% on net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the lesser of 1% of average annual net assets of the Fund or 25% of the total annual investment income of the Fund.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.


                     17 Oppenheimer Money Market Fund, Inc.

================================================================================
4. Acquisition of Connecticut Mutual Liquid Account

On April 26, 1996, the Fund acquired all of the net assets of Connecticut Mutual Liquid Account, pursuant to an Agreement and Plan of Reorganization approved by the Connecticut Mutual Liquid Account shareholders on April 24, 1996. The Fund issued 73,705,405 shares in exchange for the net assets valued at $73,705,405 on April 26, 1996. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                     18 Oppenheimer Money Market Fund, Inc.

Independent Auditors' Report

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Money Market Fund, Inc.:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Money Market Fund, Inc. as of July 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and for each of the years in the four-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Market Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and for each of the years in the four-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
August 21, 1997


                     19 Oppenheimer Money Market Fund, Inc.

Federal Income Tax Information [ILLEGIBLE]

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            None of the dividends paid by the Fund during the fiscal year ended July 31, 1997 are eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


                     20 Oppenheimer Money Market Fund, Inc.

Oppenheimer Money Market Fund, Inc.

================================================================================
Officers and Directors  Leon Levy, Chairman of the Board of Directors
                        Donald W. Spiro, Vice Chairman of the Board of Directors
                        Bridget A. Macaskill, President
                        Robert G. Galli, Director
                        Benjamin Lipstein, Director
                        Elizabeth B. Moynihan, Director
                        Kenneth A. Randall, Director
                        Edward V. Regan, Director
                        Russell S. Reynolds, Jr., Director
                        Pauline Trigere, Director
                        Clayton K. Yeutter, Director
                        Carol E. Wolf, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary
================================================================================
Investment Adviser      OppenheimerFunds, Inc.
================================================================================
Distributor             OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and            OppenheimerFunds Services
Shareholder Servicing
Agent
================================================================================
Custodian of            Citibank, N.A.
Portfolio Securities
================================================================================
Independent Auditors    KPMG Peat Marwick LLP
================================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        This is a copy of a report to shareholders of Oppenheimer Money Market Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Money Market Fund, Inc. For material information concerning the Fund, see the Prospectus.
                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                     21 Oppenheimer Money Market Fund, Inc.

OppenheimerFunds Family

============================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund
============================================================================================
Stock Funds
--------------------------------------------------------------------------------------------
Developing Markets Fund       Quest Small Cap Value Fund      Global Fund
Enterprise Fund               Capital Appreciation Fund(1)    Quest Global Value Fund
International Growth Fund     Quest Capital Value Fund        Disciplined Value Fund
Discovery Fund                Growth Fund                     Quest Value Fund
============================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------
Main Street Income &          Quest Growth & Income           Disciplined Allocation Fund
 Growth Fund                   Value Fund                     Multiple Strategies Fund(2)
Quest Opportunity Value Fund  Global Growth & Income Fund     Bond Fund for Growth
Total Return Fund             Equity Income Fund
============================================================================================
Bond Funds
--------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
High Yield Fund               Strategic Income Fund           Limited-Term Government Fund
                              Bond Fund
============================================================================================
Municipal Funds
--------------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund      Municipal Fund
============================================================================================
Money Market Funds(4)
--------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves
============================================================================================
LifeSpan
--------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain shares.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(c) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


                     22 Oppenheimer Money Market Fund, Inc.

Internet
24-hr access to account information

www.oppenheimerfunds.com

General Information

Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048

Account Transactions

Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-852-8457

PhoneLink
24-hr automated information
and automated transactions

1-800-533-3310

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104

Information and services

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


                                                    [LOGO] Oppenheimer Funds(TM)
                                                               Distributor, Inc.